================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):


                                  JULY 27, 2001


                          ----------------------------


                              NAB ASSET CORPORATION
               (Exact name of registrant as specified in charter)


                                      TEXAS
         (State or other Jurisdiction of Incorporation or Organization)


                 0-19391                                 76-0332956
                 -------                                 ----------
        (Commission File Number)               (IRS Employer Identification No.)

       4144 N. CENTRAL EXPRESSWAY
                SUITE 800
              DALLAS, TEXAS                                 75204
              -------------                                 -----
(Address of Principal Executive Offices)                  (Zip Code)


                                 (888) 451-7830
                             (Registrant's telephone
                          number, including area code)


                                    NO CHANGE


          (Former Name or Former Address, if Changed Since Last Report)


================================================================================

ITEM 5. OTHER EVENTS.

         Effective July 24, 2001, Charles E. Bradley, Jr. tendered his resignation as a member of the board of directors of NAB Asset Corporation (the "Company") as well as any other office he may have held with the Company. On July 25, 2001, Charles E. Bradley, Sr. submitted his resignation as an officer and director of the Company effective July 27, 2001. On July 27, 2001, James Hinton was appointed President and Chief Executive Officer of the Company.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NAB ASSET CORPORATION


                                       By: /s/ Alan Ferree
                                          --------------------------------------
                                          Alan Ferree, Chief Financial Officer